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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


To the Board of Directors and Stockholders of Natus Medical Incorporated:

We consent to the incorporation by reference in Registration Statement No. 333-65584 of Natus Medical Incorporated and subsidiaries on Form S-8 of our report dated February 5, 2002 appearing in this report on Form 10-K of Natus Medical Incorporated and subsidiaries for the year ended December 31, 2001.


/s/ Deloitte & Touche LLP

San Jose, California
March 25, 2002